UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 16, 2004

VERSANT CORPORATION

(Exact name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-28540	94-3079392
(Commission File Number)	(I.R.S. Employer Identification Number)

6539 Dumbarton Circle
Fremont California 94555

(Address of Principal Executive Offices, including Zip Code)

(510) 789-1500

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 9.01.                                          Financial Statements and Exhibits.

On September 17, 2004, Versant Corporation (“Versant”) filed a Current Report on Form 8-K to report the completion of its sale to ems ePublishing AG, a privately held German company based in Karlsruhe, Germany (“EMS”), of all the stock of Poet GmbH, an indirect Versant subsidiary that owned the assets and employed the personnel of Versant’s Catalog Solutions Business. This sale (the “Sale”) was consummated pursuant to a Share Purchase and Transfer Agreement dated September 13, 2004 between EMS and Poet Software GmbH, another subsidiary of Versant that owned all the shares of Poet GmbH.

This filing amends the Current Report on Form 8-K filed on September 17, 2004 and is filed to provide pro forma financial information with respect to the Sale required by Item 9.01.  Please also note that on September 13, 2004, Versant filed a Current Report on Form 8-K which provides additional information regarding this transaction.

(b)           Pro forma financial information.

The following unaudited pro forma condensed consolidated financial information is furnished as Exhibit 99.01 to this report:

•             Pro forma condensed consolidated balance sheet as of July 31, 2004; and

•             Pro forma condensed consolidated statement of operations for the nine months ended July 31, 2004.

A pro forma condensed statement of operations for the fiscal year ended October 31, 2003 is not included because this period did not include operations of the Catalog Solutions Business.  Versant did not acquire the Catalog Solutions Business until March 2004 as a result of its merger with Poet.

(c)                                  Exhibits.

The following exhibits are filed or furnished herewith:

2.01         Share Purchase and Transfer Agreement dated as of September 13, 2004 between Poet Software GmbH and ems ePublishing AG and attached list of annexes thereto (translated to English from the original German text) (incorporated by reference to Exhibit 2.01 to Versant’s Current Report on Form 8-K filed on September 17, 2004 (File No. 000-28540)).

99.01                     Unaudited Pro Forma Condensed Consolidated Financial Information.

Pursuant to Item 601(b)(2) of Regulation of S-K, certain annexes, exhibits and schedules to Exhibit 2.01 have been omitted but will be furnished supplementally to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERSANT CORPORATION

Date: September 24, 2004	By: /s/ Lee McGrath
Lee McGrath, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Exhibit Title
2.01

Share Purchase and Transfer Agreement dated as of September 13, 2004 between Poet Software GmbH and ems ePublishing AG and attached list of annexes thereto (translated to English from the original German text) (incorporated by reference to Exhibit 2.01 to Versant’s Current Report on Form 8-K filed on September 17, 2004 (File No. 000-28540)).

99.01	Unaudited Pro Forma Condensed Consolidated Financial Information.

Pursuant to Item 601(b)(2) of Regulation of S-K, certain annexes, exhibits and schedules to Exhibit 2.01 have been omitted but will be furnished supplementally to the Commission upon request.